PORTFOLIO SELECTSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Supplement Dated April 26, 2017

to the

Prospectus dated May 1, 2009

Effective on or about May 12, 2017, based on changes to the underlying fund portfolio, the following merger will occur:

Existing Subaccount	Acquiring Subaccount
Putnam VT Growth and Income Fund Class IB	Putnam VT Equity Income Fund Class IB

We have been informed that on or about May 12, 2017, the underlying fund referenced above in the Existing Subaccount will merge into the Putnam VT Equity Income Fund Class IB. If you would like to transfer out of the Existing or Acquiring Subaccount prior to or after the merger date, you may transfer your policy value to any of the subaccounts listed in your Prospectus. Please make sure that a transfer request does not violate any allocation guidelines and/or restrictions in place for your policy applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing).

You will not be charged for the transfer made due to the merger. In addition, if you reallocate your policy value to another subaccount due to the merger, you will not be charged for the transfer to another available subaccount if made prior to the merger or within 30 days after the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each policy year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Portfolio Select Variable Annuity dated May 1, 2009